UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 13, 2006
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                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


       Maryland                    001-09279                      13-3147497
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      (State or other        (Commission file No.)             (IRS Employer
       jurisdiction of                                             I.D. No.)
       incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
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            (Address of principal executive offices)     (Zip code)

                                  516-466-3100
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                  Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --        Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --        Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

         --        Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --        Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01.        Completion of Acquisition or Disposition of Assets.

On September 13, 2006, OLP Brooklyn Pavilion, LLC, a joint venture of the registrant (in which the registrant holds a 50% equity interest), consummated the sale of real property located in Brooklyn, New York. The property is improved with a movie theater and the sales price of $16 million was paid in cash at the closing. The sale was effectuated pursuant to a contract of sale previously entered into and reported by the registrant on Form 8-K filed on June 16, 2006. The purchaser is Pavilion on the Park, LLC, which is not an affiliate of the registrant.







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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ONE LIBERTY PROPERTIES, INC.



Date:     September 14, 2006              By: /s/ Simeon Brinberg
                                          -----------------------
                                          Simeon Brinberg
                                          Senior Vice President